SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                January 17, 2000
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                Date of Report (Date of earliest event reported)


                           Risk Capital Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                        0-26456                     06-1424716
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(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
 organization)



                 20 Horseneck Lane, Greenwich, Connecticut 06830
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (203) 862-4300


                                 Not Applicable
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          (Former name or former address, if changed since last report)


                           Exhibit Index is on page 4.


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                           RISK CAPITAL HOLDINGS, INC.

ITEM 5. Other Events.

     See press release attached as Exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information And Exhibits.

     2.1. Asset Purchase Agreement, dated as of January 10, 2000, among Risk Capital Holdings, Inc. ("RCHI"), Risk Capital Reinsurance Company ("RCRe"), Folksamerica Holding Company, Inc. ("FHC") and Folksamerica Reinsurance Company ("FRC").

     2.2 Voting Agreement, dated January 10, 2000, among Marsh & McLennan Risk Capital Holdings Ltd., RCHI and FHC

     2.3 Voting Agreement, dated January 10, 2000, among The Trident Partnership, L.P., RCHI and FHC.

     2.4 Voting Agreement, dated January 10, 2000, among XL Capital Ltd ("XL"), Garrison Investments Inc. ("GI"), RCHI and FHC.

     2.5  Form of Transfer and Assumption Agreement between RCRe and FRC.

     2.6  Form of Balance Sheet of Assumed Business.

     2.7  Form of Escrow Agreement among RCRe, FHC, FRC and the Escrow Agent.

     2.8 Form of Supplemental Escrow Agreement among RCRe, FHC, FRC and the Escrow Agent.

     10.1 Stock Repurchase Agreement, dated January 17, 2000, among RCHI, RCRe, XL and GI.

     10.2 Form of Voting and Disposition Agreement among RCHI, RCRe, XL and GI.

     99.1. Press Release, dated January 17, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                     RISK CAPITAL HOLDINGS, INC.


Date: January 17, 2000               By:  /s/ Peter A. Appel
                                          --------------------------
                                          Peter A. Appel
                                          Executive Vice President and
                                          Chief Operating Officer